UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2021
____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)
 ____________________________

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street	Holmdel	,	NJ	,	07733
(Address of Principal Executive Offices)					(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600
(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	VG	Nasdaq Global Select Market

Item 3.03. Material Modification to Rights of Security Holders
The information set forth in Item 8.01 regarding the extension of the Tax Benefits Preservation Plan is incorporated into this Item 3.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders
Vonage Holdings Corp. (the "Company") held its annual meeting of shareholders on June 3, 2021 (the "Annual Meeting"). There were present at the Annual Meeting in person or by proxy shareholders holding an aggregate of 226,683,374 shares of common stock of a total of 251,338,651, or 90.2%, of the shares entitled to vote at the Annual Meeting.
The results of the vote taken at the Annual Meeting were as follows:
Proposal No. 1 – Election of Directors
The Company elected Hamid Akhavan, Jeffrey Citron, Stephen Fisher, Jan Hauser, Priscilla Hung, Carolyn Katz, Michael McConnell, Rory Read, John Roberts, and Tien Tzuo as directors for a term to expire at the 2022 annual meeting of shareholders and until his or her successor is duly elected and qualified. The results of the elections were as follows:

Director Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hamid Akhavan	206,620,331	578,765	252,747	19,231,531
Jeffrey Citron	204,623,052	2,666,179	162,612	19,231,531
Stephen Fisher	170,426,343	36,831,224	194,276	19,231,531
Jan Hauser	206,787,221	435,541	229,081	19,231,531
Priscilla Hung	206,956,194	267,664	227,985	19,231,531
Carolyn Katz	172,495,213	34,727,790	228,840	19,231,531
Michael McConnell	206,583,893	637,077	230,873	19,231,531
Rory Read	206,648,440	573,272	230,131	19,231,531
John Roberts	201,943,560	5,276,799	231,484	19,231,531
Tien Tzuo	205,334,521	1,087,627	1,029,695	19,231,531
Proposal No. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm

	Votes For	Votes Against	Abstentions
Ratification of the Appointment of Independent Registered Public Accounting Firm	225,810,288	713,741	159,345

Proposal No. 3 – Advisory Vote to Approve Named Executive Officer Compensation

	Votes For	Votes Against	Abstentions	Non-Votes
Advisory Vote to Approve Named Executive Officer Compensation	94,702,295	105,786,520	6,963,028	19,231,531
Item 8.01. Other Events
On June 3, 2021, the Board of Directors approved the extension of the Company's Tax Benefits Preservation Plan (the “Plan”) through June 30, 2023, in order to preserve the treatment of the Company’s net operating losses for United States federal income tax purposes. The Plan was originally set to expire on June 30, 2021. The Board of Directors has determined that the Plan will be submitted for stockholder ratification at its next regularly scheduled meeting of shareholders in 2022. A copy of the Plan is available in the Company's proxy statement, filed with the Securities & Exchange Commission, on April 25, 2019.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

See accompanying Exhibit Index for a list of the exhibits filed with this Current Report on Form 8-K.

EXHIBIT INDEX

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date:	June 7, 2021	By:	/s/ Randy K. Rutherford
Randy K. Rutherford Chief Legal Officer

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